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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
COASTCAST CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COASTCAST CORPORATION
3025 East Victoria Street
Rancho Dominguez, California 90221
(310) 638-0595

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 12, 2003

To the Shareholders of COASTCAST CORPORATION:

        You are cordially invited to attend the Annual Meeting of Shareholders of Coastcast Corporation, a California corporation (the "Company"), which will be held at the Company's facility located at 3025 East Victoria Street, Rancho Dominguez, California, at 10:00 a.m., California time, on Thursday, June 12, 2003, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by this reference:

  1.
  To elect a board of seven directors to serve until the next annual meeting of the Company's shareholders and until their successors have been elected and qualify;

  2.
  To consider and take action concerning approval of the Company's 2003 Employee Stock Option Plan (a copy of which is included as Appendix B to the accompanying Proxy Statement); and

  3.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        Shareholders of record of the Company's common stock at the close of business on April 15, 2003, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting.

        THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY SHAREHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.

BY ORDER OF THE BOARD OF DIRECTORS

Norman Fujitaki Secretary

Rancho Dominguez, California
April 30, 2003

COASTCAST CORPORATION
3025 East Victoria Street
Rancho Dominguez, California 90221
(310) 638-0595

PROXY STATEMENT

Approximate date proxy material first sent
to shareholders: May 8, 2003

        The following information is given in connection with the solicitation of proxies for the Annual Meeting of Shareholders of Coastcast Corporation, a California corporation (the "Company"), to be held at the Company's facility located at 3025 East Victoria Street, Rancho Dominguez, California, at 10:00 a.m., California time, on Thursday, June 12, 2003, and adjournments thereof (the "Meeting"), for the purposes stated in the Notice of Annual Meeting of Shareholders preceding this Proxy Statement.

SOLICITATION AND REVOCATION OF PROXIES

        A form of proxy is being furnished herewith by the Company to each shareholder, and, in each case, is solicited on behalf of the Board of Directors of the Company for use at the Meeting. The entire cost of soliciting these proxies will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositories, and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals. Members of the Management of the Company may solicit some shareholders in person, or by telephone, telegraph or telecopy, following solicitation by this Proxy Statement, but will not be separately compensated for such solicitation services.

        Proxies duly executed and returned by shareholders and received by the Company before the Meeting will be voted FOR the election of all seven of the nominee-directors specified herein and FOR the approval of the Coastcast Corporation 2003 Employee Stock Option Plan (the "Employee Plan"), unless a contrary choice is specified in the proxy. If a specification is indicated as provided in the proxy, the shares represented by the proxy will be voted and cast in accordance with the specification made. As to other matters, if any, to be voted on, the persons designated as proxies will take such actions as they, in their discretion, may deem advisable. The persons named as proxies were selected by the Board of Directors of the Company and each of them is a director of the Company.

        Under the Company's bylaws and California law, shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes. Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposal to adopt the Company's 2003 Employees Stock Option Plan will have no effect on the vote for such proposal except to the extent the number of abstentions causes the number of shares voted in favor of such proposal not to equal or exceed a majority of the quorum required for the Meeting (in which case the proposal would not be approved).

        Your execution of the enclosed proxy will not affect your right as a shareholder to attend the Meeting and to vote in person. Any shareholder giving a proxy has a right to revoke it at any time by either (i) a later-dated proxy, (ii) a written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (iii) attendance at the Meeting and voting in person.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

        The Company has outstanding only common stock, of which 7,635,042 shares were outstanding as of the close of business on April 15, 2003 (the "Record Date"). Only shareholders of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Meeting. Each share of common stock is entitled to one vote.

        Representation at the Meeting by the holders of a majority of the outstanding shares of common stock of the Company, either by personal attendance or by proxy, will constitute a quorum.

        The following table sets forth, as of April 15, 2003, the only persons known to the Company to be the beneficial owners of more than 5% of the Company's common stock:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
Hans and Vivian Buehler 3025 East Victoria Street Rancho Dominguez, CA 90221	1,411,457 shs.(3)	17.8%
FMR Corp. 82 Devonshire Street Boston, MA 02109	763,200(4)	10.0%
Novelly Exempt Trust 8182 Maryland Avenue Clayton, MO 63105	756,916(5)	9.9%
Bedford Oak Partners LP Bedford Oak Advisors, LLC Harvey P. Eisen 100 South Bedford Road Mt. Kisco, NY 10549	567,000(6)	7.4%
Dimensional Fund Advisors Inc. 1299 Ocean Avenue 11th Floor Santa Monica, CA 90401	517,200(7)	6.8%
Jason Grosfeld 25 North Moore, #9A New York, NY 10013	465,150(8)	6.1%
Rachel B. Kukes 375 Lake Park Birmingham, MI 48009	465,150(9)	6.1%

(1)
Except as otherwise indicated and subject to applicable community property and similar laws, the Company assumes that each named person has the sole voting and investment power with respect to such person's shares.

(2)
Percent of class is based on the number of shares outstanding on the Record Date plus, in the case of Mr. Buehler, the number of shares which Mr. Buehler has the right to purchase pursuant to options which are either currently exercisable or exercisable within 60 days.

(3)
Includes 314,500 shares which are subject to options held by Mr. Buehler which are either currently exercisable or exercisable within 60 days. Golden Band, L.P., a California limited partnership, owns of record 1,045,450 shares of common stock of the Company. Longview

  Enterprises, Inc., a California corporation, is the sole general partner of Golden Band, L.P. and owns a 1% interest in Golden Band, L.P. Mr. and Mrs. Buehler each owns a 50% interest in Longview Enterprises, Inc. as Co-Trustees of the Buehler Living Trust, dated August 22, 1990 (the "Trust"). The Trust also owns a 99.07% interest in West Main Street, L.P., a California limited partnership, which owns a 94.16597% interest in Golden Band, L.P. Mr. and Mrs. Buehler disclaim the beneficial ownership of 59,692.8 shares held by Golden Band, L.P. Includes 111,000 shares held by a charitable foundation of which Mr. and Mrs. Buehler are directors and officers, beneficial ownership of which Mr. and Mrs. Buehler disclaim.

(4)
Based on Schedule 13G filed on February 13, 2003, FMR Corp. has sole power to dispose or to direct the disposition over these shares.

(5)
Based on Schedule 13G filed on September 3, 2002, Novelly Exempt Trust has sole voting and dispositive power over these shares.

(6)
Based on Schedule 13G filed on March 21, 2001, includes 387,000 shares held by Bedford Oak Partners, LP ("BOP"), 100,000 shares held by Bedford Oak Offshore ("BOO"), 50,000 shares held by Bedford Oak Capital ("BOC") and 30,000 shares held by Maxwell Gluck Foundation ("MGF"). Based on such Schedule 13G, Bedford Oak Advisors, LLC ("BOA") is the investment manager of BOP, BOO, BOC and MGF and Harvey P. Eisen is the managing member of BOA. Based on such Schedule 13G, BOA and Mr. Eisen share voting and dispositive power over the 180,000 shares held by BOO, BOC and MGF. In addition, based on such Schedule 13G, BOA, BOP and Mr. Eisen share voting and dispositive power over the 387,000 shares held by BOP.

(7)
Based on an Amendment to Schedule 13G filed on February 10, 2003, Dimensional Fund Advisors Inc. has sole voting and dispositive power over these shares.

(8)
Based on a Schedule 13G filed on April 10, 2003, Mr. Grosfeld has sole voting and dispositive power over these shares.

(9)
Based on a Schedule 13G filed on April 10, 2003, Ms. Kukes has sole voting and dispositive power over these shares.

        The Company knows of no contractual arrangements which may at a subsequent date result in a change of control of the Company.

STOCK OWNERSHIP OF MANAGEMENT

        The following table sets forth certain information regarding the shares of the Company's common stock beneficially owned as of April 15, 2003 by (i) each director and director nominee, (ii) the executive officers identified in the Summary Compensation Table below, and (iii) all directors, director nominees and executive officers of the Company as a group:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (2)
Hans H. Buehler	1,411,457	(3)	17.8%
Robert H. Goon	36,500	(4)	*
Edwin A. Levy	20,000	(5)	*
Gary V. Meloni	20,000	(5)	*
Lee E. Mikles	43,333	(5)	*
Paul A. Novelly	6,667	(5)(6)	*
Luann G. Smith	10,000	(5)	*
Fernando J. Diaz	9,999	(5)	*
Norman Fujitaki	17,127	(7)	*
Bryan Rolfe	24,500	(8)	*
Todd L. Smith	43,217	(9)	*
All directors, director nominees and executive officers as a group (11 persons)	1,642,800	(10)	20.2%

(1)
Except as otherwise indicated and subject to applicable community property and similar laws, to the best of the Company's knowledge and belief, each person listed has sole voting and investment power as to shares beneficially owned by such person.

(2)
Percent of class is based on the number of shares outstanding on the Record Date plus, with respect to each named person or group, as applicable, the number of shares of common stock, if any, which the listed individual or group has the right to acquire within 60 days. Ownership of less than one percent is indicated by an asterisk.

(3)
Includes 314,500 shares which are subject to options held by Mr. Buehler which are currently exercisable or exercisable within 60 days. Golden Band, L.P., a California limited partnership, owns of record 1,045,450 shares of common stock of the Company. Longview Enterprises, Inc., a California corporation, is the sole general partner of Golden Band, L.P. and owns a 1% interest in Golden Band, L.P. Mr. and Mrs. Buehler each owns a 50% interest in Longview Enterprises, Inc. as Co-Trustees of the Buehler Living Trust, dated August 22, 1990 (the "Trust"). The Trust also owns a 99.07% interest in West Main Street, L.P., a California limited partnership, which owns a 94.16597% interest in Golden Band, L.P. Mr. and Mrs. Buehler disclaim the beneficial ownership of 59,692.8 shares held by Golden Band, L.P. Includes 111,000 shares held by a charitable foundation of which Mr. and Mrs. Buehler are directors and officers, beneficial ownership of which Mr. and Mrs. Buehler disclaim.

(4)
Includes 30,000 shares which are subject to options which are either currently exercisable or exercisable within 60 days.

(5)
All shares are subject to options which are either currently exercisable or exercisable within 60 days.

(6)
Does not include 756,916 shares owned by the Novelly Exempt Trust, U/I/T dated 8/12/92. Mr. Novelly disclaims beneficial ownership of these shares.

(7)
Includes 16,127 shares which are subject to options which are either currently exercisable or exercisable within 60 days.

(8)
Includes 17,500 shares which are subject to options which are either currently exercisable or exercisable within 60 days.

(9)
Includes 16,667 shares which are subject to options which are either currently exercisable or exercisable within 60 days. Also, includes 5,200 shares held in trust for his minor children.

(10)
Includes 504,793 shares which are subject to options which are either currently exercisable or exercisable within 60 days.

NOMINATION AND ELECTION OF DIRECTORS

        The Company's directors are to be elected at each annual meeting of shareholders. At the Meeting, seven directors are to be elected to serve until the next annual meeting of shareholders and until their successors are elected and qualify. The nominees for election as directors at the Meeting set forth in the table below are all recommended by the Board of Directors of the Company and are all incumbent directors of the Company.

        In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by the Company's existing Board of Directors.

        The seven nominee-directors receiving the highest number of votes cast at the Meeting will be elected as the Company's directors. Subject to certain exceptions specified below, shareholders of record on the Record Date are entitled to cumulate their votes in the election of the Company's directors (i.e., they are entitled to the number of votes determined by multiplying the number of shares held by them times the number of directors to be elected) and may cast all of their votes so determined for one person, or spread their votes among two or more persons as they see fit. No shareholder shall be entitled to cumulate votes for a given candidate for director unless such candidate's name has been placed in nomination prior to the vote and the shareholder has given notice at the Meeting, prior to the voting, of the shareholder's intention to cumulate his or her votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Discretionary authority to cumulate votes is hereby solicited by the Board of Directors.

        The following table sets forth certain information concerning the nominees for election as directors.

Nominee (1)	Principal Occupation	Age
Hans H. Buehler	Chief Executive Officer and Chairman of the Board of the Company	70
Robert H. Goon	Attorney	62
Edwin A. Levy(2)	Principal of Levy, Harkins & Co.	65
Gary V. Meloni(3)	Senior Partner of Meloni Hribal Tratner LLP	49
Lee E. Mikles(2)	Chairman of Mikles/Miller Management, Inc.	47
Paul A. Novelly(2)(3)	President of Apex Oil Company, Inc.	59
Luann G. Smith(3)	President of Statoil Marketing & Trading (US) Inc.	47

(1)
The Company does not have a nominating committee of the Board of Directors. The nominees for election as directors at the Meeting were selected by the Board of Directors of the Company.

(2)
Member of the compensation committee of the Board of Directors of the Company, currently consisting of three directors, none of whom is an employee of the Company. The compensation committee held one meeting during the last fiscal year of the Company in addition to discussions in meetings of the Board of Directors. See "Executive Compensation and Other Information—Report of Compensation Committee on Executive Compensation" for a discussion of the functions performed by the compensation committee.

(3)
Member of the audit committee of the Board of Directors of the Company, currently consisting of three directors, none of whom is an employee of the Company. The audit committee held two meetings during the last fiscal year of the Company in addition to discussions in meetings of the Board of Directors. See "—Report of Audit Committee" for a discussion of the functions performed by the audit committee.

        Mr. Buehler is one of the founders of the Company and has been the Chairman of the Board and a director since the Company's inception in 1980. He also served as Chief Executive Officer until January 1, 1998 and re-assumed the position of Chief Executive Officer in November 1998. Mr. Buehler has more than 40 years of experience in the investment-casting business, including more than 30 years of experience in the manufacture of golf clubheads.

        Mr. Goon has been a director of the Company since December 1999. He also served as a director of the Company from February 1991 to December 1994. Mr. Goon has been engaged in the practice of law for over 37 years. From before 1995 until November 1999, he was a partner in the law firm of Jeffer, Mangels, Butler & Marmaro LLP, counsel to the Company. Since November 1999, he has been a sole practitioner and has been retained by the Company for certain legal services. Mr. Goon is also a director of Emulex Corporation and Artisoft, Inc.

        Mr. Levy has been a director of the Company since February 1994. He is one of the founders of, and since 1979 has been a principal of, Levy, Harkins & Co., an investment advisory firm. Mr. Levy is also a director of Traffix, Inc.

        Mr. Meloni has been a director of the Company since April 2001. He is one of the founders of, and since September 1997, has been a senior partner with, Meloni, Hribal, Tratner LLP, a certified public accounting firm. From 1987 to September 1997, Mr. Meloni was the managing partner of Edward White and Company, an independent certified public accounting firm.

        Mr. Mikles has been a director of the Company since June 1996. He has been the Chairman of Mikles/Miller Management, Inc., a professional money management firm, since October 1992.

Mr. Mikles also serves as a director of Boss Holdings, Inc. (formerly known as Vista 2000, Inc.) and NelNet Corporation.

        Mr. Novelly has been a director of the Company since December 14, 1994. Since 1975, Mr. Novelly has been the President of Apex Oil Company, Inc., a company which together with its subsidiaries is engaged in oil and gas exploration, transportation, trading and storage, and asphalt refining. He is also a director of Boss Holdings, Inc. (formerly known as Vista 2000, Inc.), Intrawest Corporation and The Bear Stearns Companies.

        Ms. Smith has been a director of the Company since February 2002. Since October 2000, she has been the President of Statoil Marketing & Trading (US) Inc., a company engaged in the sale and trading of crude oil. From 1995 to October 2000, Ms. Smith was located in Statoil's headquarters in Norway and was responsible for International Products Supply and Trading and Natural Gas Liquids.

        There were five meetings of the Board of Directors of the Company during the last fiscal year of the Company. Each of the directors of the Company attended 75% or more of the aggregate of the total number of meetings of the Board of Directors held during the period in which he or she was a director and the total number of meetings held by all committees of the Board of Directors on which he or she served during such period.

Certain Business Relationships

        On April 24, 2003, the Board of Directors voted to establish a special committee of the Board to consider whether it is in the Company's best interests to remain an independent publicly-traded company. The Board of Directors determined that in light of the Company's de-listing from the New York Stock Exchange in September 2002, the resulting loss of many of the benefits of being a public company, and the increasing costs of being a public company, a special committee of the Board should be established to review alternatives for the possible acquisition of its publicly-owned stock. Mr. Buehler has advised the Board that, if the Board determines that it is in the best interests of the shareholders, he (perhaps together with others) would be interested in pursuing an acquisition of the Company. The special committee of the Board of Directors will review any proposal by Mr. Buehler, as well as strategic alternatives to such a proposal, and recommend a response to the entire Board of Directors. The members of this special committee include Mr. Goon, Mr. Levy, Mr. Meloni, Mr. Mikles and Ms. Smith. Mr. Mikles serves as Chairman of this special committee.

        The Board of Directors also agreed to amend the Company's Rights Agreement to permit Mr. Buehler to take certain preliminary actions in view of a potential acquisition of the Company. The amendment to the Rights Agreement allows Mr. Buehler to hold discussions, and take other actions for the purpose of formulating and submitting a bid, with Mr. Novelly and the Novelly Exempt Trust (a trust established by Mr. Novelly), without triggering the rights established in the Rights Agreement.

        In addition, Mr. Goon is the sole shareholder, director, officer and employee of Robert H. Goon, A Law Corporation, which received, in 2002, legal fees from the Company in the amount of $25,875 which represents more than 5% of the total revenues for 2002 of Robert H. Goon, A Law Corporation.

        In addition, a company partially owned by Mr. Levy manages the Company's pension plan assets.

Director Compensation

Fees and Benefits

        Each member of the Board of Directors who is not an employee of the Company receives an annual fee of $10,000, paid in quarterly installments of $2,500, and a fee of $2,000 for each board meeting attended. The Company also reimburses directors for expenses related to attending board and committee meetings. Effective January 1, 2002, the Board of Directors agreed to temporarily reduce the fee each member receives for each board meeting attended to $1,600 and to temporarily reduce the annual fee each member receives to $8,000. This temporary reduction of fees expired on December 31, 2002.

Stock Options

        Each member of the Board of Directors who is not an employee of the Company receives automatic grants of options to purchase specified numbers of shares of common stock of the Company under the Company's 2001 Non-Employee Director Stock Option Plan (the "Director Plan"). Pursuant to the Director Plan, the aggregate number of shares of common stock of the Company which may be issued pursuant to exercise of options granted under the Director Plan shall not exceed 200,000 shares.

        The Director Plan provides that an option to purchase 30,000 shares of common stock of the Company (the "Initial Option") shall be granted automatically to each Eligible Director (as defined in the Director Plan)(other than Edwin A. Levy, Lee E. Mikles, and Paul A. Novelly) on the date on which such director first becomes an Eligible Director (the "Initial Option Date"). The Director Plan provides that an option to purchase an additional 10,000 shares of common stock of the Company shall be granted automatically to each director who receives an Initial Option on the third anniversary of the Initial Option Date and on each subsequent anniversary of such date if such director is still an Eligible Director on such anniversary.

        Pursuant to the Director Plan, an option to purchase 10,000 shares of common stock of the Company was granted automatically to each of Edwin A. Levy, Lee E. Mikles, and Paul A. Novelly in June 2001 (following approval of the Director Plan by the shareholders of the Company) and an option to purchase an additional 10,000 shares of common stock of the Company is granted automatically to each such director on each anniversary of the date on which shareholders approved the Director Plan, provided such director is still an Eligible Director on such anniversary.

        Pursuant to the Director Plan no option can be granted at any time to purchase an aggregate number of shares of common stock of the Company which exceeds the total number of shares of such common stock which are then available for issuance under the Director Plan minus the total number of shares of such common stock subject to options which have been granted previously and are then outstanding under the Director Plan. If there are insufficient shares of common stock of the Company available for issuance under the Director Plan, the Director Plan provides options are granted for the number of shares which are available for issuance under the Director Plan, and it also provides directors who did not receive automatic grants of options because shares of common stock of the Company were not available for issuance under the Director Plan will receive such grants when such shares become available for issuance under the Director Plan.

Report of Audit Committee

        The Audit Committee of the Board of Directors makes this report pursuant to Item 306 of Regulation S-K. Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, this report shall not be incorporated by reference into any such filings, and such information shall be entitled to the benefits provided in Item 306(c).

        The Audit Committee assists the Board of Directors in overseeing and monitoring the Company's financial reporting practices. The Audit Committee has adopted a written charter, a copy of which is attached to this Proxy Statement as Appendix A. The members of the Audit Committee are independent (as such term is defined in Section 303.01(b)(2)(a) and (3) of the New York Stock Exchange's Listing Standards).

        On July 30, 2002, the Sarbanes-Oxley Act of 2002 was enacted. During the period subsequent to enactment of such law, the Audit Committee consulted with representatives of management, internal legal counsel and its independent auditors in order to further the Audit Committee's understanding of such law. The Audit Committee reviewed processes that already are in place as well as new processes that will be implemented in order to assure continued compliance with the requirements of the Sarbanes-Oxley Act of 2002 as they become effective.

        As part of its duties the Audit Committee has reviewed and discussed the Company's audited consolidated financial statements with management. In addition, the Audit Committee has discussed with the Company's independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has also received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Deloitte & Touche LLP that firm's independence from the Company.

        Based on the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

The Audit Committee
Gary V. Meloni	Paul A. Novelly	Luann G. Smith

EXECUTIVE COMPENSATION AND OTHER INFORMATION

        The following table sets forth information concerning compensation of the chief executive officer and the four other most highly compensated executive officers of the Company for each of the last three completed fiscal years:

Summary Compensation Table

Long Term Compensation
Annual Compensation
Name and Principal Position				Other Annual Compensation (1)	Stock Option Grants (2)	All Other Compensation (3)
	Year	Salary	Bonus
Hans H. Buehler Chairman of the Board and Chief Executive Officer	2002 2001 2000	$486,900 600,000 600,000	-0- -0- -0-		-0- 100,000 -0-	-0- -0- -0-
Todd L. Smith Executive Vice President—Operations	2002 2001 2000	166,400 205,000 200,000	-0- -0- 21,000		-0- 30,000 -0-	2,496 779 602	(4) (5) (6)
Fernando J. Diaz Senior Vice President—Mexico Operations(7)	2002 2001	144,100 119,000	-0- -0-		-0- 30,000	768 -0-	(8)
Norman Fujitaki Chief Financial Officer	2002 2001 2000	129,900 160,000 160,000	-0- -0- 14,500		-0- 30,000 -0-	1,948 688 474	(9) (10) (11)
Bryan Rolfe Vice President—Sales and Business Development	2002 2001 2000	121,700 150,000 150,000	-0- -0- 14,500		-0- 30,000 -0-	1,826 680 2,247	(12) (13) (14)

(1)
Except where indicated in this table, perquisites and other personal benefits did not in the aggregate equal or exceed the lesser of $50,000 for any named individual or 10 percent of the total of annual salary and bonus reported in this table for such person.

(2)
Number of shares of the Company's common stock subject to stock options granted to the named individual under the Company's employee stock option plan.

(3)
All amounts and the notes thereto are as of December 31 of the applicable year.

(4)
Represents contributions made by the Company to the Company's 401(k) retirement savings plan, of which all $2,496 is vested.

(5)
Represents $2,625 of contributions made by the Company to the Company's 401(k) retirement savings plan offset by highly compensated employee refund of $1,846 from calendar year 2000 issued in 2001. All of the Company's contribution of $2,625 is vested.

(6)
Represents $2,625 of contributions made by the Company to the Company's 401(k) retirement savings plan offset by highly compensated employee refund of $2,023 from calendar year 1999 issued in 2000. All of the Company's contribution of $2,625 is vested.

(7)
Mr. Diaz joined the Company in March 2001.

(8)
Represents contributions made by the Company to the Company's 401(k) retirement savings plan, of which $154 is vested.

(9)
Represents contributions made by the Company to the Company's 401(k) retirement savings plan, of which all $1,948 is vested.

(10)
Represents $2,400 of contributions made by the Company to the Company's 401(k) retirement savings plan offset by highly compensated employee refund of $1,712 from calendar year 2000 issued in 2001. All of the Company's contribution of $2,400 is vested.

(11)
Represents $2,397 of contributions made by the Company to the Company's 401(k) retirement savings plan offset by highly compensated employee refund of $1,923 from calendar year 1999 issued in 2000. All of the Company's contribution of $2,397 is vested.

(12)
Represents contributions made by the Company to the Company's 401(k) retirement savings plan, of which $1,461 is vested.

(13)
Represents $2,250 of contributions made by the Company to the Company's 401(k) retirement savings plan offset by highly compensated employee refund of $1,570 from calendar year 2000 issued in 2001. Of the Company's contribution of $2,397, $1,350 is vested.

(14)
Represents contributions made by the Company to the Company's 401(k) retirement savings plan, of which $899 is vested.

Supplemental Executive Retirement Plan

        In September 1996, the Company adopted a supplemental executive retirement plan (the "Plan") to provide deferred compensation benefits to a select group of management employees. As originally adopted, the Plan provided a maximum retirement benefit at age 65 (or age 55 under certain circumstances) of 70% of final average salary, which accrued ratably over ten years of Plan participation. In December 1998, the Board of Directors amended and restated the Plan to reduce the maximum retirement benefit to 50% of final average salary and include an offset for estimated retirement benefits provided by Social Security (the "Retirement Offset"). Additional key employees were also included as participants. The amendment and restatement of the Plan freezes benefits at the levels accrued as of December 31, 1997 for all participants as of that date, except that Hans Buehler voluntarily withdrew as a participant in the Plan and relinquished all of his accrued benefits under the Plan. Each participant with an accrued benefit as of December 31, 1997 who continues to be employed after amendment of the Plan is entitled (subject to vesting and other conditions imposed by the Plan) to the greater of his or her benefit as of December 31, 1997 (the "Prior Accrued Benefit") or the accrued benefit determined under the revised benefit formula, which counts service prior to amendment of the Plan for purposes of determining accrued benefits.

        The final average salary is the participant's average annual salary (excluding bonuses and other non-regular forms of compensation) earned from the Company (before adjustments for contributions to Company-sponsored employee benefit plans) during the three highest salary years of the five-year period ending on the December 31 next preceding the earlier of termination of employment or the date on which the participant qualifies for retirement. Benefits do not vest until a participant has participated in the Plan for five years. The retirement benefit accrues ratably over 25 years of service (including periods prior to adoption of the Plan and with certain predecessor employers) at two percent (2%) per year (up to a maximum of 25 years of service), with the actual retirement benefit being dependent on years of service with the Company and designated predecessors at the actual time of retirement. The formula is also subject to the Prior Accrued Benefit and the Retirement Offset. The following table sets forth approximate annual retirement benefits for retirement at age 65, expressed as a single life annuity, which would be payable under the Plan without regard to the Prior Accrued Benefit or the Retirement Offset:

	Years of Participation
Average Annual Compensation
	5	15	25
$125,000	12,500	37,500	62,500
150,000	15,000	45,000	75,000
175,000	17,500	52,500	87,500
200,000	20,000	60,000	100,000
225,000	22,500	67,500	112,500
250,000	25,000	75,000	125,000
300,000	30,000	90,000	150,000

        Mr. Smith, Mr. Fujitaki and Mr. Rolfe are the executive officers named in the Summary Compensation Table who are continuing participants in the Plan. The average salary of Mr. Smith, Mr. Fujitaki and Mr. Rolfe for purposes of the Plan does not differ substantially from that set forth in the annual compensation columns of the Summary Compensation Table. Mr. Smith has 21 years of benefit accrual service and four years of credited participation under the Plan. Mr. Fujitaki has 9 years of benefit accrual service and four years of credited participation service. Mr. Rolfe has 4 years of benefit accrual service and four years of credited participation service. The benefits listed in the table above do not reflect the Retirement Offset or the Prior Accrued Benefit.

Option Grants During 2002

        There were no grants of options to employees during the year ended December 31, 2002.

Option Exercises in 2002 and Year-End Option Values

        The following table sets forth information concerning stock options which were exercised during, or held at the end of, 2002 by the officers identified in the Summary Compensation Table:

			Number of unexercised options at December 31, 2002 (1)		Value of unexercised in-the-money options at December 31, 2002 (2)
Name	Shares acquired on exercise	Value realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Hans H. Buehler	-0-	$-0-	314,500	-0-	$-0-	$-0-
Todd L. Smith	-0-	-0-	6,667	30,000	-0-	-0-
Fernando J. Diaz	-0-	-0-	-0-	30,000	-0-	-0-
Norman Fujitaki	-0-	-0-	6,127	30,000	-0-	-0-
Bryan Rolfe	-0-	-0-	5,000	32,500	-0-	-0-

(1)
Shares of common stock.

(2)
Value based on closing sale price of $1.95 per share on December 31, 2002.

Report of Compensation Committee on Executive Compensation

        The Compensation Committee reviews the performance of the executive officers of the Company, makes recommendations to the Board of Directors as to their compensation, and reviews the compensation programs for other key employees, including salary and cash bonus levels. The Compensation Committee also administers the Company's employee stock option plan (the "Employee Plan") and authorizes grants of options to officers and other key employees based on recommendations of Management.

Compensation Policies and Philosophy

        The Company's executive compensation policies are designed to attract, retain and reward executive officers who contribute to the Company's success, to provide economic incentives for executive officers to achieve the Company's business objectives by linking their compensation to the performance of the Company, to strengthen the relationship between executive pay and shareholder value and to reward individual performance. The Company uses a combination of base salary, cash bonuses, and stock options to achieve these objectives.

        The Compensation Committee considers a number of factors, including the level and types of compensation paid to persons in similar positions by comparable companies. In addition, the Compensation Committee evaluates corporate performance by looking at factors such as performance relative to competitors, performance relative to business conditions and the success of the Company in meeting its financial objectives. The Compensation Committee also reviews the performance of each executive officer, including a review of his or her ability to meet individual performance objectives, demonstration of job knowledge and skills and the ability to work with others toward the achievement of the Company's goals.

Components of Compensation

        Executive officer salaries are established in relation to a range of salaries for comparable positions in companies of comparable size and complexity. The Company seeks to pay salaries to executive officers that are commensurate with the qualifications, duties and responsibilities and that are competitive in the marketplace. In making its annual salary recommendations, the Compensation Committee looks at the Company's financial position and performance, the contribution of the individual executive officers during the prior fiscal year in helping to meet the Company's financial and business objectives as well as the executive officers' performance of their individual responsibilities.

        Cash bonuses are used to provide executive officers with financial incentives to meet quarterly and annual performance targets of the Company. Performance targets and bonus recommendations for executives other than the chairman of the board and the chief executive officer are proposed by the chief executive officer, reviewed and, when appropriate, revised by the Compensation Committee and approved by the Board of Directors. Personal goals and bonus recommendations for the chairman of the board and the chief executive officer are recommended by the Compensation Committee and approved by the Board of Directors. No cash bonuses were paid to Todd Smith, Fernando Diaz, Norman Fujitaki or Bryan Rolfe in 2002 based on the Company's performance in 2002.

        The Compensation Committee believes that equity ownership by executive officers provides incentives to build shareholder value and align the interests of executive officers with the interests of shareholders. Upon hiring executive officers, the Compensation Committee typically recommends stock option grants to the officers under the Company's stock option plan then in effect, subject to applicable vesting periods. Thereafter, the Compensation Committee considers awarding additional grants under such plan. The Compensation Committee believes that these additional grants provide incentives for executive officers to remain with the Company. Options are granted at the current market price for the Company's common stock and, consequently, have value only if the price of the Company's common stock increases over the exercise price. In determining the size of the periodic grants the Compensation Committee considers prior option grants to the executive officer, the executive's performance during the current fiscal year and his or her expected contributions during the succeeding fiscal year.

Compensation of the Principal Executive Officer

        The Compensation Committee reviews the performance of the chairman of the board and the chief executive officer of the Company, as well as other executive officers of the Company, annually. The Committee determined not to declare a bonus for Mr. Buehler in 2002.

Members of the Compensation Committee

Edwin A. Levy              Lee E. Mikles              Paul A. Novelly

Shareholder Return Performance Presentation

        The graph below compares the cumulative total shareholder return on the Company's common stock with the cumulative total return on the Russell 2000, the CRSP Index for NASDQ Stocks (SIC 3940-3949)—Dolls, Toys, Games and Sporting and Athletic Goods, and a peer group index for the period commencing on December 31, 1997 and ending on December 31, 2002. The data set forth below assumes the value of an investment in the Company's common stock and each index was $100 on December 31, 1997.

Comparison of Five Year Cumulative Total Return
Since December 31, 1997

*
Peer Group Index consists of Aldila Inc. and Royal Precision, Inc.

APPROVAL OF EMPLOYEE STOCK OPTION PLAN

Employee Plan

        The Board of Directors of the Company adopted the Company's 2003 Employee Stock Option Plan (the "Employee Plan"), subject to shareholder approval, under which common stock of the Company may be issued pursuant to exercise of options granted to officers and other key employees of the Company or its subsidiaries. The Employee Plan is intended to provide additional compensation and incentives to eligible individuals whose present and potential contributions are important to the continued success of the Company, to afford such persons an opportunity to acquire a proprietary interest in the Company, and to enable the Company to continue to enlist and retain the best available talent for the successful conduct of its business. No options have been issued under the Employee Plan.

        The Employee Plan will replace the Company's current Employee Stock Option Plan (the "1996 Plan"), which was amended and approved by the shareholders in June 1996 and expired on December 31, 2001. Because the 1996 Plan has expired, no additional options can be granted by the Company under the 1996 Plan, however options issued under the 1996 Plan prior to December 31, 2001 may continue to be exercised until such options expire in accordance with their respective terms. As of December 31, 2002, options to purchase an aggregate of 599,257 shares, with a weighted average exercise price of $10.85 per share, were outstanding under the 1996 Plan.

        This Employee Plan was adopted by the Board and is recommended for approval by the Company's shareholders because the Board believes that option grants under the Employee Plan play an important role in the Company's efforts to attract employees of outstanding ability and to reward employees for outstanding performance. In the event the Employee Plan is not approved by the shareholders, the Board believes that the Company's inability to grant options under the Employee Plan may adversely impact the Company's future hiring, promotion and operating plans.

        A copy of the Employee Plan, as adopted by the Board, is set forth in full as Appendix B to this Proxy Statement. Following is a summary of the principal provisions of the Employee Plan, as so adopted:

        1.    The purpose of the Employee Plan is to further the growth and development of the Company and its subsidiaries by providing, through an equity interest in the Company, an incentive to officers and other key employees who are in a position to contribute materially to the prosperity of the Company, to increase such persons' interests in the Company's welfare, to encourage them to continue their services to the Company or its subsidiaries, and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries.

        2.    Two types of options may be granted under the Employee Plan: options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986; and non-qualified stock options not specifically authorized or qualified for favorable federal income tax consequences.

        3.    Any employee of the Company or any of its subsidiaries is eligible to receive an option under the Employee Plan; provided, that no person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations shall be eligible to receive an incentive stock option under the Plan unless at the time such incentive stock option is granted, the exercise price of the options is at least 110% of the fair market value of the shares subject to the option and such option by its terms is not exercisable after five years from the date the option is granted.

        4.    The aggregate number of shares of common stock of the Company which may be issued pursuant to exercise of options granted under the Employee Plan shall not exceed 300,000 shares (subject to adjustment pursuant to the "anti-dilution" provisions of the Employee Plan). The maximum number of shares with respect to which options may be granted to any employee in any one calendar year shall be 200,000 shares. Subject to the provisions of the Employee Plan, the Board or the Committee may determine, in its sole discretion, the number of shares of common stock of the Company with respect to which incentive stock options and non-qualified stock options may be granted.

        5.    The Employee Plan is administered by the Board, or in the discretion of the Board, a Committee ("Committee") of not less than two individuals, all of whom must be members of the Board, with authority to select employees to whom options will be granted, to determine the timing and manner of grant of options, the exercise price, the number of shares covered by and all of the terms of options, the duration and purpose of leaves of absence which may be granted to optionees without constituting termination of employment for purposes of the Employee Plan, and to make all other determinations necessary or advisable for administration of the plan.

        6.    The purchase price for the shares subject to any option granted under the Employee Plan shall not be less than 100% of the fair market value of the shares of common stock of the Company on the date the option is granted. In the case of an incentive stock option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the option price shall not be less than 110% of the fair market value per share of the common stock of the Company on the date the option is granted.

        7.    The purchase price for any shares purchased pursuant to exercise of an option granted under the Employee Plan must be paid in full upon exercise of the option in cash; or, at the discretion of the Board or Committee, upon such terms and conditions as it may approve, by transferring to the Company for redemption shares of common stock at their fair market value; or the Company may extend and maintain, or arrange for the extension and maintenance of, credit to any optionee to finance his or her purchase of shares pursuant to exercise of an option on such terms as may be approved by the Board or Committee subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended. (Transfer to the Company for redemption of shares of common stock at their fair market value as payment for the shares acquired upon exercise of the option may enable employees to use a technique known as "pyramiding," if the fair market value of the shares acquired upon exercise of the option exceeds the price at which the option may be exercised. Pyramiding of stock options, in brief, works as follows: An optionee may exercise a limited portion of his or her option for cash to acquire a few shares of stock. Because the value of the stock the optionee acquires exceeds the exercise price of the option, he or she may immediately exercise his or her option again by exchanging the shares acquired by the first exercise to acquire a greater number of shares. This process may be repeated until the optionee has fully exercised his or her option. The optionee does not keep the shares he or she exchanges upon each exercise of the option. Pyramiding may result in an optionee fully exercising his or her option at any one time by this series of stock exchanges with a nominal initial cash payment.)

        8.    No option shall be exercisable during the lifetime of an optionee by any other person. The Board or the Committee has the power to set the time(s) within which each option shall be exercisable and to accelerate the time(s) of exercise. Unless otherwise provided by the Board or the Committee, each option shall become exercisable on a cumulative basis as to one-third of the total number of shares covered by the option at any time after two years from the date the option is granted and as to an additional one-third after the end of each consecutive year thereafter.

        9.    No option shall be exercisable after the earliest of the following: the expiration of ten years after the date the option is granted (five years in the case of a 10% or more shareholder); three months after the date the optionee's employment with the Company and its subsidiaries terminates if termination is for any reason other than permanent disability or death; or one year after the date the optionee's employment terminates if termination is a result of death or permanent disability, or death results within not more than three months of the date on which the optionee ceases to be an employee.

        10.  The aggregate fair market value (determined as of the time the option is granted) of stock with respect to which incentive stock options are exercisable by any employee for the first time during any calendar year may not exceed $100,000.

        11.  Within certain limitations, the Board or Committee has the power to modify, extend, or renew outstanding options granted under the Employee Plan, accept the surrender of outstanding options, and authorize the granting of new options in substitution therefor.

        12.  The Employee Plan will expire on December 31, 2012.

Federal Income Tax Consequences

        Both non-qualified stock options and incentive stock options may be granted under the Employee Plan. Under current federal income tax law, the grant of a non-qualified option under the Employee Plan will have no federal income tax consequences to the Company or the optionee. Generally, upon exercise of a non-qualified stock option granted under the Employee Plan, the excess of the fair market value of the stock at the date of exercise over the option price (the "Spread") is taxable to the optionee as ordinary income. All such amounts taxable to an employee are deductible by the Company as compensation expense, if appropriate income is reported on behalf of the optionee. The deduction will be allowed for the taxable year of the Company in which the optionee includes an amount in income.

        Generally, the shares received on exercise of an option under the Employee Plan are not subject to restrictions on transfer or risks of forfeiture and, therefore, the optionee will recognize income on the date of exercise of a non-qualified stock option. However, if the optionee is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Act"), the Section 16(b) restriction will be considered a substantial risk of forfeiture for tax purposes. Under current law, employees who are either directors or officers of the Company will be subject to restrictions under Section 16(b) of the Act during their term of service and for up to six months after termination of such service. SEC Rule 16b-3 provides an exemption from the restrictions of Section 16(b) for the grant of derivative securities, such as stock options, under qualifying plans. Because the Employee Plan satisfies the requirements for exemption under SEC Rule 16b-3, the grant of options will not be considered a purchase and the exercise of the options to acquire the underlying shares of Company common stock will not be considered a purchase or a sale. Thus, ordinary income will be recognized and the Spread will be measured on the date of exercise.

        There will be no federal income tax consequences to the Company or the employee as a result of the grant of an incentive stock option. The optionee also will not recognize income when the incentive stock option is exercised (subject to the alternative minimum tax rules discussed below). Generally, the Company receives no deduction at the time of exercise.

        In the event of a disposition of shares acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the employee has held the shares. If the employee does not dispose of the shares within two years after the incentive stock option was granted, or within one year after the incentive stock option was exercised and shares were purchased, then the employee must recognize only a long term capital gain or loss. The Company is not entitled to any deduction under these circumstances.

        If the optionee fails to satisfy either of the foregoing holding periods, then he or she must recognize ordinary income in the year of disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is determined under the rules applicable to non-qualified options (see above). However, such ordinary income will in no event exceed the amount of the gain realized on the sale, provided that the disposition involves an arm's-length sale or exchange with an unrelated party. Any gain in excess of the amount taxed as ordinary income will be treated as capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the optionee.

        The Spread under an incentive stock option is treated as an adjustment in computing alternative minimum taxable income ("AMTI") for the year of exercise. A subsequent disqualifying disposition of shares acquired upon exercise of an incentive stock option will eliminate the AMTI adjustment if the disposition occurs in the same taxable year as the exercise. A disqualifying disposition in a subsequent taxable year will not affect the alternative minimum tax computation in the earlier year.

New Plan Benefits

        The options that will be granted to officers and other key employees of the Company or its subsidiaries under the Employee Plan are subject to the discretion of the Board of Directors and the Committee and, therefore, are not determinable at this time.

Reasons for Adoption of the Employee Plan

        The Employee Plan was adopted and is recommended for approval by the Company's shareholders because the Board of Directors believes that option grants under the Employee Plan play an important role in the Company's efforts to attract and retain employees of outstanding ability and to reward employees for outstanding performance.

        In the event the Employee Plan is not approved by the shareholders, the directors believe that the Company's inability to grant options under the Employee Plan may adversely impact the Company's future hiring, promotion and operating plans.

Vote Required for Approval of Adoption of the Employee Plan

        Approval of adoption of the Employee Plan requires the affirmative vote of the holders of a majority of the shares of common stock of the Company represented and voting at the Meeting (which affirmative vote must equal or exceed a majority of the quorum required for the Meeting). If the adoption of the Employee Plan is not approved by the shareholders, the Employee Plan will not become effective. Abstentions as to the proposal to approve adoption of the Employee Plan will have no effect on the vote for such proposal except to the extent the number of abstentions causes the number of shares voted in favor of the proposal not to equal or exceed a majority of the quorum required for the Meeting (in which case the proposal would not be approved).

The Board of Directors recommends a vote "FOR" approval of adoption of the Employee Plan.

EQUITY COMPENSATION PLAN INFORMATION

        The following table gives information about the Company's common stock that may be issued upon the exercise of options, warrants and rights under all of the Company's equity compensation plans as of December 31, 2002. The table includes the following plans: (1996 Amended and Restated Employee Stock Option Plan, 1995 Amended and Restated Non-Employee Director Stock Option Plan and 2001 Non-Employee Director Stock Option Plan):

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities related in column (a))
	(a)	(b)		(c)
Equity compensation plans approved by security holders(1)	819,258	$10.65		40,000
Equity compensation plans not approved by security holders(2)	30,000	22.25	(2)	—

Total	849,258	$11.06		40,000

(1)
Consists of 1996 Employee Stock Option Plan, 1995 Non-Employee Director Stock Option Plan and 2001 Non-Employee Director Stock Option Plan. No shares were available for future issuance under the 1996 Employee Stock Option Plan and 1995 Non-Employee Director Stock Option Plan.

(2)
Consists of options granted in April 1996 to a non-employee and expires in April 2006.

INDEPENDENT AUDITORS

General

        The accounting firm of Deloitte & Touche LLP serves the Company as its independent auditors at the direction of the Board of Directors of the Company. One or more representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

Audit Fees

        The aggregate fees billed to the Company by Deloitte & Touche LLP for professional services rendered for the audit of the Company's consolidated financial statements for the year ended December 31, 2002 and the reviews of the Company's consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002 were $191,500. The aggregate fees billed to the Company by Deloitte & Touche LLP for professional services rendered for the audit of the Company's consolidated financial statements for the year ended December 31, 2001 and the reviews of the Company's consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001 were $169,000.

Financial Information Systems Design and Implementation Fees

        Deloitte & Touche LLP did not perform any financial information systems design and implementation services for the years ended December 31, 2002 and December 31, 2001.

All Other Fees

        Other than the fees listed above, Deloitte & Touche LLP billed $76,000 and $85,000 for services rendered for the years ended December 31, 2002 and December 31, 2001, respectively, including audit related services of $17,600 and $17,000 in 2002 and 2001, respectively, and non-audit related services of $58,400 and $68,000 in 2002 and 2001, respectively. Audit related services include fees for employee benefit plan audits. Non-audit related services include fees for tax compliance, expatriate administration and tax preparation and other tax consulting.

        The Audit Committee has considered whether the provision of services, other than audit services, to the Company by Deloitte & Touche LLP is compatible with maintaining Deloitte & Touche's independence.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file various reports with the Securities and Exchange Commission concerning their holdings of, and transactions in, securities of the Company. Copies of these filings must be furnished to the Company.

        Based on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the 2002 fiscal year its officers, directors and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements.

SHAREHOLDER PROPOSALS

        Shareholders intending to submit proposals for presentation at the 2004 Annual Meeting of Shareholders and inclusion in the Proxy Statement and proxy card for such meeting must submit the proposal in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement no later than December 29, 2003. Shareholders who intend to present a proposal at the 2004 Annual Meeting of Shareholders without inclusion of such proposal in the Company's proxy materials are required to provide notice of such proposal to the Secretary no earlier than February 5, 2004 and no later than April 6, 2004.

ANNUAL REPORT TO SHAREHOLDERS

        The Annual Report to Shareholders of the Company for the year ended December 31, 2002, including audited consolidated financial statements, has been mailed to the shareholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

OTHER MATTERS

        Management of the Company does not know of any other matters which are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their collective judgment.

ANNUAL REPORT ON FORM 10-K

        A copy of the Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (exclusive of Exhibits), will be furnished without charge to any person from whom the accompanying proxy is solicited upon written request to Corporate Secretary, Coastcast Corporation, 3025 East Victoria Street, Rancho Dominguez, California 90221. If Exhibit copies are requested, a copying charge of $.20 per page will be made.

BY ORDER OF THE BOARD OF DIRECTORS

Norman Fujitaki Secretary

Rancho Dominguez, California
April 30, 2003

SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND TO DATE, SIGN,
AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.
PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

APPENDIX A

COASTCAST CORPORATION
AUDIT COMMITTEE CHARTER

Effective June 5, 2002

This charter shall be reviewed, updated and approved annually by the board of directors.

Role and Independence

        The audit committee of the board of directors assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the corporation and other such duties as directed by the board. The membership of the committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the board, would interfere with his or her individual exercise of independent judgment, and shall meet the director independence requirements for serving on audit committees as set forth in the corporate governance standards of the New York Stock Exchange. The committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants, and the management of the corporation. In discharging this oversight role, the committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

        The board of directors shall appoint one member of the audit committee as chairperson. He shall be responsible for leadership of the committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting to the board of directors. The chairperson will also maintain regular liaison with the CEO, CFO, and the lead independent audit partner.

Responsibilities

        The audit committee's primary responsibilities include:

  •
  Recommending to the board the independent accountant to be selected or retained to audit the financial statements of the corporation. In so doing, the committee will request from the auditor a written affirmation that the auditor is in fact independent, discuss with the auditor any relationships that may impact the auditor's independence, and recommend to the board any actions necessary to oversee the auditor's independence.

  •
  Overseeing the independent auditor relationship by discussing with the auditor the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditor full access to the committee (and the board) to report on any and all appropriate matters.

  •
  Reviewing the audited financial statements and discussing them with management and the independent auditor. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded and such other inquires as may be appropriate. Based on the review, the committee shall make its recommendation to the board as to the inclusion of the Company's audited financial statements in the company's annual report on Form 10-K.

  •
  Reviewing with management and the independent auditor the quarterly financial information prior to the company's filing of Form 10-Q. This review may be performed by the committee or its chairperson.

  •
  Discussing with management, and the external auditors the quality and adequacy of the company's internal controls.

  •
  Discussing with management the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance area as may be appropriate.

  •
  Reporting audit committee activities to the full board and issuing annually a report to be included in the proxy statement (including appropriate oversight conclusions) for submission to the shareholders.

APPENDIX B

COASTCAST CORPORATION
2003 EMPLOYEE STOCK OPTION PLAN

        1.    PURPOSE.    The purpose of this Coastcast Corporation 2003 Employee Stock Option Plan ("Plan") is to further the growth and development of Coastcast Corporation ("Company") and its subsidiaries by providing, through ownership of stock of the Company, an incentive to officers and other key employees who are in a position to contribute materially to the prosperity of the Company, to increase such persons' interests in the Company's welfare, to encourage them to continue their services to the Company or its subsidiaries, and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries.

        2.    INCENTIVE AND NON-QUALIFIED STOCK OPTIONS.    Two types of options (referred to herein as "options" without distinction between such two types) may be granted under the Plan: Options intended to qualify as incentive stock options ("incentive stock options") under Section 422 of the Internal Revenue Code of 1986, as amended, and any successor statutes ("Code"); and other options not specifically authorized or qualified for favorable income tax treatment by the Code ("non-qualified stock options").

        3.    ADMINISTRATION.

          3.1    Administration by Board.    Subject to Section 3.2, the Plan may be administered by the Board of Directors of the Company (the "Board"). Subject to the provisions of the Plan, the Board shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, from time to time to select from among the eligible employees (as determined pursuant to Section 4) of the Company and its subsidiaries those employees to whom options will be granted, to determine the timing and manner of the grant of the options, to determine the exercise price, the number of shares covered by and all of the terms of the options, to determine the duration and purpose of leaves of absence which may be granted to optionees without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Board of any provisions of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

          3.2    Administration by Committee.    The Board may, in its sole discretion, delegate any or all of its administrative duties to a committee (the "Committee") of not fewer than two (2) members of the Board, all of the members of which Committee shall be persons who, in the opinion of counsel to the Company, are "non-employee directors" as defined in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission, as amended and in effect on and after January 1, 2003, to be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease (to not less than two members) the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directors of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable. No member of the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

        4.    ELIGIBILITY.    Any employee of the Company or any of its subsidiaries shall be eligible to receive options under the Plan; provided, however, that no person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations shall be eligible to receive an incentive stock option under the Plan unless at the time such incentive stock option is granted the option price (determined in the manner provided in Section 6.2 hereof) is at least 110% of the fair market value (as defined in Section 6.2 hereof) of the shares subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted. An optionee may receive more than one option under the Plan. No director who is not also an employee shall be eligible to receive an option under the Plan.

        5.    SHARES SUBJECT TO OPTIONS.    The stock available for grant of options under the Plan shall be shares of the Company's authorized but unissued, or reacquired, common stock. The aggregate number of shares which may be issued pursuant to exercise of options granted under the Plan (including shares issued from the date of adoption of the Plan) shall not exceed 300,000 shares of common stock (subject to adjustment as provided in Section 6.13). The maximum number of shares with respect to which options may be granted to any employee in any one calendar year shall be 200,000 shares. In the event that any outstanding option under the Plan for any reason expires or is terminated, the shares of common stock allocable to the unexercised portion of the option shall again be available for options under the Plan as if no option had been granted with respect to such shares.

        6.    TERMS AND CONDITIONS OF OPTIONS.    Options granted under the Plan shall be evidenced by agreements (which need not be identical) in such form and containing such provisions which are consistent with the Plan as the Board or Committee shall from time to time approve. Each agreement shall specify whether the option granted thereby is an incentive stock option or a non-qualified stock option. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

          6.1    Number of Shares Subject to Option.    Each option agreement shall specify the number of shares subject to the option.

          6.2    Option Price.    The purchase price for the shares subject to any option shall not be less than 100% of the fair market value of the shares of common stock of the Company on the date the option is granted. In the case of an incentive stock option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the option price shall not be less than 110% of the fair market value per share of the common stock of the Company on the date the option is granted. For purposes of the Plan, the "fair market value" of any share of common stock of the Company at any date shall be (a) if the common stock is listed on an established stock exchange or exchanges, the last reported sale price per share on such date on the principal exchange on which it is traded, or if no sale was made on such date on such principal exchange, at the closing reported bid price on such date on such exchange, or (b) if the common stock is not then listed on an exchange, the last reported sale price per share on such date reported by NASDAQ, or if sales are not reported by NASDAQ or no sale was made on such date, the average of the closing bid and asked prices per share for the common stock in the over-the-counter market as quoted on NASDAQ on such date, or (c) if the common stock is not then listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Board or the Committee.

          6.3    Medium and Time of Payment.    The purchase price for any shares purchased pursuant to exercise of an option granted under the Plan shall be paid in full upon exercise of the option in cash, or by check, or, at the discretion of the Board or the Committee, upon such terms and conditions as the Board or the Committee shall approve, by transferring to the Company for redemption shares of common stock of the Company at their fair market value (determined in the manner provided in Section 6.2 as of the date provided in Section 6.5). Shares of common stock transferred to the Company upon exercise of an option shall not increase the number of shares available for issuance under the Plan. Notwithstanding the foregoing, the Company may extend and maintain, or arrange for the extension and maintenance of, credit to any optionee to finance the optionee's purchase of shares pursuant to exercise of any option, on such terms as may be approved by the Board or the Committee, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

          6.4    Term of Option.    No option granted to an employee (including a director who is an employee) shall be exercisable after the expiration of the earliest of (i) ten years after the date the option is granted, (ii) three months after the date the optionee's employment with the Company and its subsidiaries terminates if such termination is for any reason other than permanent disability, death, or cause, (iii) the date the optionee's employment with the Company and its subsidiaries terminates if such termination is for cause, as determined by the Board or by the Committee, in its sole discretion, or (iv) one year after the date the optionee's employment with the Company and its subsidiaries terminates if such termination is a result of death or permanent disability, or death or permanent disability results within not more than three months of the date on which the optionee ceases to be an employee; provided, however, that the option agreement for any option may provide for shorter periods in each of the foregoing instances. In the case of an incentive stock option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the term set forth in (i), above, shall not be more than five years after the date the option is granted. For the purposes of this Section 6.4, "permanent disability" shall mean a disability of the type defined in Section 22(c)(3) of the Code.

          6.5    Exercise of Option.    No option shall be exercisable during the lifetime of an optionee by any person other than the optionee. The Board or the Committee shall have the power to set the time or times within which each option shall be exercisable and to accelerate the time or times of exercise. Unless otherwise provided by the Board or the Committee, each option granted under the Plan shall become exercisable on a cumulative basis as to one-third of the total number of shares covered thereby at any time after two years from the date the option is granted and an additional one-third of such total number of shares at any time after the end of each year thereafter until the option has become exercisable as to all of such total number of shares. To the extent that an optionee has the right to exercise an option and purchase shares pursuant thereto, the option may be exercised from time to time by written notice to the Company, stating the number of shares being purchased and accompanied by payment in full of the purchase price for such shares. If shares of common stock of the Company are used in part or full payment for the shares to be acquired upon exercise of the option, such shares shall be valued for the purpose of such exchange as of the date of exercise of the option in accordance with the provisions of Sections 6.2 and 6.3. Any certificate(s) for shares of outstanding common stock of the Company used to pay the purchase price shall be accompanied by stock power(s) duly endorsed in blank by the registered holder of the certificate(s) (with the signature thereon guaranteed). In the event the certificate(s) tendered by the optionee in such payment cover more shares than are required for such payment, the certificate(s) shall also be accompanied by instructions from the optionee to the Company's transfer agent with respect to disposition of the balance of the shares covered thereby.

          6.6    No Transfer of Option.    No option shall be transferable by an optionee otherwise than by will or the laws of descent and distribution.

          6.7    Limit on Incentive Stock Options.

            (a)  The aggregate fair market value (determined as of the time the option is granted) of the stock for which any employee may be granted incentive stock options in any calendar year (under all option plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000 plus any unused limit carryover to such year allowed under Section 422(c)(4) of the Code.

            (b)  The aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all incentive stock option plans of the Company and its subsidiaries) shall not exceed $100,000.

          6.8    Restriction on Issuance of Shares.    The issuance of options and shares shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under the California Corporate Securities Law of 1968, as amended.

          6.9    Investment Representation.    Any optionee may be required, as a condition of issuance of shares covered by his or her option, to represent that the shares to be acquired pursuant to exercise of the option will be acquired for investment and without a view to distribution thereof, and in such case, the Company may place a legend on the certificate evidencing the shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

          6.10    Rights as a Shareholder or Employee.    An optionee or transferee of an option shall have no rights as a shareholder of the Company with respect to any shares covered by any option until the date of issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distribution or other rights for which the record date is prior to the date such share certificate is issued, except as provided in Section 6.13. Nothing in the Plan or in any option agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate the optionee's employment at any time.

          6.11    No Fractional Shares.    In no event shall the Company be required to issue fractional shares upon the exercise of an option.

          6.12    Exercisability in the Event of Death.    In the event of the death of the optionee while he or she is an employee and/or director of the Company or any of its subsidiaries or within not more than three months of the date on which he or she ceased to be an employee and/or director, any option or unexercised portion thereof granted to the optionee, to the extent exercisable by him or her on the date of death, may be exercised by the optionee's personal representatives, heirs, or legatees subject to the provisions of Section 6.4 hereof.

          6.13    Recapitalization or Reorganization of Company.    Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to the option rights granted under the Plan, and the exercise price of such option rights, in the event of a stock dividend (but only on common stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the capital structure of the Company. In the event of a liquidation of the Company, or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, any unexercised options theretofore granted under the Plan shall be deemed canceled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the options under the Plan or to use substitute options in place thereof; provided, however, that, notwithstanding the foregoing, if such options would otherwise be canceled in accordance with the foregoing, the optionee shall have the right, exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, or consolidation, to exercise the optionee's option in whole or in part without regard to any installment exercise provisions in the optionee's option agreement. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board or the Committee, the determination of which in that respect shall be final, binding, and conclusive, provided that each option granted pursuant to the Plan shall not be adjusted in a manner that causes the option to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          6.14    Modification, Extension, and Renewal of Options.    Subject to the terms and conditions and within the limitations of the Plan, the Board or Committee may modify, extend, or renew outstanding options granted under the Plan, accept the surrender of outstanding options (to the extent not theretofore exercised), and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised). The Board or Committee shall not, however, modify any outstanding incentive stock option in any manner which would cause the option not to qualify as an incentive stock option within the meaning of Section 422 of the Code. Notwithstanding the foregoing, no modification of an option shall, without the consent of the optionee, alter or impair any rights of the optionee under the option.

          6.15    Other Provisions.    Each option may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Board or Committee.

        7.    TERMINATION OR AMENDMENT OF PLAN.    The Board may at any time terminate or amend the Plan; provided that, without approval of the shareholders of the Company, there shall be, except by operation of the provisions of Section 6.13, no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive options granted under the Plan or other material modification of the requirements as to eligibility for participation in the Plan, no material increase in the benefits accruing to participants under the Plan, and no extension of the latest date upon which options may be granted; and provided further that, without the consent of the optionee, no amendment may adversely affect any then outstanding option or any unexercised portion thereof.

        8.    INDEMNIFICATION.    In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Board or the Committee administering the Plan shall be indemnified by the Company against reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

        9.    SHAREHOLDER APPROVAL AND TERM OF PLAN.    The Plan shall not take effect until approved by the shareholders of the Company. Unless sooner terminated by the Board in its sole discretion, the Plan will expire on December 31, 2012.

COASTCAST CORPORATION

MAIL
•	Mark, sign and date your proxy card.
•	Detach your proxy card.
•	Return your proxy card in the postage paid envelope provided.

/*\ DETACH PROXY CARD HERE /*\

ELECTION OF DIRECTORS	☐	FOR all nominees below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below
INSTRUCTIONS: To withhold authority to vote for any individual nominee mark the lines next to the nominee's name below:

01	Hans H. Buehler	02	Robert H. Goon	03	Edwin A. Levy
04	Gary V. Meloni	05	Lee E. Mikles	06	Paul A. Novelly
07	Luann G. Smith
2.	APPROVAL OF THE COASTCAST CORPORATION 2003 EMPLOYEE STOCK OPTION PLAN
☐	FOR	☐	AGAINST	☐	ABSTAIN
3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
						Dated:	, 2003
Signature
Signature

Please Detach Here
/*\ You Must Detach This Portion of the Proxy Card /*\
Before Returning it in the Enclosed Envelope

/*\ DETACH PROXY CARD HERE /*\

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
COASTCAST
3025 East Victoria Street
Rancho Dominguez, California 90221

The undersigned hereby appoints Hans H. Buehler and Edwin A. Levy as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Coastcast Corporation held of record by the undersigned on April 15, 2003, at the Annual Meeting of Shareholders to be held on June 12, 2003, or any adjournment thereof.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 12, 2003
PROXY STATEMENT
SOLICITATION AND REVOCATION OF PROXIES
VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS
STOCK OWNERSHIP OF MANAGEMENT
NOMINATION AND ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION AND OTHER INFORMATION
Summary Compensation Table
Comparison of Five Year Cumulative Total Return Since December 31, 1997
APPROVAL OF EMPLOYEE STOCK OPTION PLAN
EQUITY COMPENSATION PLAN INFORMATION
INDEPENDENT AUDITORS
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
SHAREHOLDER PROPOSALS
ANNUAL REPORT TO SHAREHOLDERS
OTHER MATTERS
ANNUAL REPORT ON FORM 10-K
APPENDIX A
COASTCAST CORPORATION AUDIT COMMITTEE CHARTER
APPENDIX B
COASTCAST CORPORATION 2003 EMPLOYEE STOCK OPTION PLAN